PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS - Summary of Prepayments, Other Receivables and Other Assets (Details) - Prepayments, Other Receivable and Other Assets - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Disclosure Of Prepayments Other Receivables And Other Assets [Line Items]
Prepayments	$ 14.6	$ 12.3
Other receivables	1.3	1.4
Other collaboration receivables	227.8	112.7
VAT recoverable	8.1	4.6
Other current assets	1.6	0.0
Total	$ 253.4	$ 131.0